UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2007


                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

                               ------------------


       Delaware                     000-27969                   94-3180138
----------------------        --------------------        ----------------------
(State or other jurisdiction (Commission File Number)         (IRS Employer
   of incorporation)                                        Identification No.)

                               ------------------


                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

                               ------------------

       Registrant's telephone number, including area code: (408) 467-1900


                                 Not Applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

         The information in Item 2.02 of this Current Report on Form 8-K and
Exhibit 99.1 attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying Exhibit 99.1 shall not be deemed to be incorporated by reference into any filing with the Securities and Exchange Commission (the "SEC") made by Immersion Corporation ("Immersion") whether before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

         On November 1, 2007, Immersion issued a press release (the "Press Release") announcing Immersion's financial results for the quarter ended September 30, 2007. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         (b) On October 30, 2007, Jonathan Rubinstein, the Chairman and a member of the Board of Directors of Immersion (the "Board"), advised Immersion of his decision to retire as Chairman, a member of the Board and all committees thereof, effective as October 30, 2007. Mr. Rubinstein has served as a member of the Board of Directors since October 1999. Mr. Rubinstein's decision to retire is not the result of any disagreement with Immersion, known to an executive officer of Immersion, on any matter relating to Immersion's operations, policies or practices. Immersion and the Board thank Mr. Rubinstein for his dedicated service and valued contributions to Immersion and wish him well in his new endeavors at Palm, Inc.

         In response to Mr. Rubinstein's resignation, on October 31, 2007, the Board appointed Robert Van Naarden to the Compensation Committee. The Board also appointed John Hodgman to the Compensation Committee, and Mr. Hodgman resigned from the Nominating and Corporate Governance Committee.

         Also on October 31, 2007, Mr. Viegas recommended a leadership transition to add management strength in sales and marketing to drive growth initiatives resulting from the recently completed strategic plan while continuing to contribute his expertise in licensing, intellectual property, and business negotiations. The Board of Directors agreed with the transition plan to hire a new CEO and appointed Mr. Viegas as Chairman of the Board, effective immediately. Mr. Viegas will continue to serve as President and Chief Executive Officer of Immersion during the search for a new CEO. Also, the Board determined that it was in the best interests of the Company and its stockholders to appoint Jack Saltich as lead director to facilitate the role of Immersion's independent directors. The lead director was elected from among the independent directors of the Board with such duties and responsibilities as determined by the independent directors.

         (e) On October 30, 2007, Immersion Corporation (the "Company") entered into executive incentive plans for fiscal 2007 (the "Bonus Plans") with two of its executive officers. The Bonus Plans are intended to focus such officers on Immersion's revenue, operating profit and gross margin goals and other business objectives, and to reward achievement of those goals. Immersion's named executive officers that executed Bonus Plans are Victor A. Viegas, Immersion's President, Chief Executive Officer and Chairman of the Board of Directors and Stephen M. Ambler, Immersion's Chief Financial Officer and Vice President, Finance.

         Mr. Viegas' Bonus Plan provides for a target bonus amount of $150,000, and a maximum bonus amount of $360,000.

         Mr. Ambler's Bonus Plan provides for a target bonus amount of $53,560, and a maximum bonus amount of $128,544.

         Both of the Bonus Plans provide for a discretionary multiplier ranging from 0.80 to 1.20, based on overall performance. The Compensation Committee of Immersion's Board of Directors will determine the discretionary multiplier for Mr. Viegas' bonus, and Immersion's chief executive officer will determine the discretionary multiplier for Mr. Ambler.

         The actual bonus amount for Mr. Viegas is determined by a matrix of varying levels of GAAP adjusted revenue and GAAP adjusted operating profit
(loss) that are achieved by Immersion in fiscal 2007.

         The actual bonus amounts for Mr. Ambler is determined through two different measurements: eighty percent (80%) of the bonus is determined by a matrix of varying levels of GAAP adjusted revenue and GAAP adjusted operating profit (loss) that are achieved by Immersion in fiscal 2007, and the remaining (20%) is determined by achievement of a number of management objectives, including maintaining a low average collection period for each quarter, increasing the number of analysts covering Immersion's common stock, reorganizing Immersion's production operations to reduce inefficiencies and excess capacity and overseeing various administrative and human resources programs.

         Payment of the cash bonuses pursuant to the Bonus Plans is subject to each executive officer's continued employment through the payment date, which is expected to occur on the next payroll period after Immersion's earnings for fiscal 2007 have been publicly disclosed.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
             Year

         (a) On October 31, 2007, the Board of Directors of Immersion amended and restated Immersion's Bylaws. A copy of the Amended and Restated Bylaws are attached as Exhibit 3.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01    Other Events.

         On November 1, 2007, Immersion Corporation issued a press release announcing that that board of directors has authorized the repurchase of up to $50 million of Immersion's Common Stock. A copy of the Press Release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
       (d)   Exhibits.

 Exhibit No.                           Description
 -----------                           -----------

     3.4      Amended and Restated Bylaws.

    99.1 Press Release dated November 1, 2007 regarding financial information for Immersion for the quarter ended September 30, 2007.

    99.2 Press Release dated November 1, 2007 regarding authorization of Share Repurchase.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  IMMERSION CORPORATION


Date:  November 1, 2007           By: /s/ Stephen M. Ambler
                                     ----------------------
                                     Stephen M. Ambler
                                     Chief Financial Officer and Vice President,
                                     Finance

                                  EXHIBIT INDEX
                                  -------------


 Exhibit No.                           Description
 -----------                           -----------

     3.4      Amended and Restated Bylaws.

    99.1 Press Release dated November 1, 2007 regarding financial information for Immersion for the quarter ended September 30, 2007.

    99.2 Press Release dated November 1, 2007 regarding authorization of Share Repurchase.